VAN KAMPEN UNIT TRUSTS, SERIES 828

                      Select 5 Industrial Portfolio 2009-1

                  Global 45 Dividend Strategy Portfolio 2009-1


               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 2, 2009


     As a result of a decrease in the dividend rate for Alcoa, Inc. announced on March 17, 2009, the Estimated Net Annual Income for the above-referenced Portfolios will be reduced. Notwithstanding anything to the contrary in the prospectus, the new Estimated Net Annual Income amounts are as follows:

         Select 5 Industrial Portfolio 2009-1..........................$0.31223
         Global 45 Dividend Strategy Portfolio 2009-1..................$0.42821



Supplement Dated: March 17, 2009